EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report on Form 10-K of United Insurance Holdings Corp. for the year ended December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Donald J. Cronin, Chief Executive Officer of United Insurance Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of United Insurance Holdings Corp.

By:	/s/ Donald J. Cronin
Donald J. Cronin, Chief Executive Officer		March 30, 2009

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